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                                                                    Exhibit 10.2

                             AMENDMENT NUMBER TEN TO

             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


        This Amendment Number Ten to Second Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of October 29, 2002, by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), on the one hand, and SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, "Borrowers"), on the other hand, in light of the following:

        A. Borrowers and Lender have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 19, 1998 (as amended and modified, from time to time, the "Agreement").

        B. Pursuant to Section 9.18 of the Agreement, Parent's ownership interest in United Micorelectronics Corp. ("UMC") must be greater than $40,000,000 (the "UMC Covenant"). It has come to Lender's attention that Parent's ownership interest in UMC was less than $40,000,000 for the period ended September 30, 2002 (the "UMC Default") and Borrowers have informed Lender that Parent will not be able to meet the UMC Covenant on a going forward basis.

        C. Borrowers have requested, and Lender has agreed, to waive the UMC Default and further compliance with the UMC Covenant and amend the Agreement as provided for herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers and Lender hereby amend and supplement the Agreement as follows:

        1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

        2. AMENDMENTS.

                (a) The definition of "Availability Reserves" in Section 1 of the Agreement is hereby amended to read as follows:

                                "Availability Reserves" shall mean, as of any
                date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrowers under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may



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                affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrowers or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of Borrowers or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or
                (c) to reflect outstanding Letter of Credit Accommodations as provided in Section 2.2 hereof or (d) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default. Without limiting its ability to set other reserves in accordance with the foregoing, Lender shall establish a reserve based upon a percentage (initially 4%, but subject to increase or decrease in Lender's good faith discretion) of Borrowers' gross sales since October 1, 2002. Such reserve shall commence on October __, 2002, and shall be reset from time to time thereafter (but not less frequently than on a monthly basis).

                (b) The definition of "Orderly Liquidation Value" in Section 1 of the Agreement is hereby amended to read as follows:

                                "Orderly Liquidation Value" means, for any
                asset, the "Orderly Liquidation Value" thereof, net of any and all costs and expenses of such asset's liquidation, as established by third party appraisals conducted pursuant to the terms of Section 7.3(d) or 7.4 hereof, as the case may be. Without limiting the forgoing, the "Orderly Liquidation Value" of any asset shall be measured, at all times, at the low season valuation determined by such appraisals.

                (c) Section 9.18 of the Agreement is hereby deleted in its entirety.

        3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Lender that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

        4. LIMITED WAIVER. Lender hereby waives the UMC Default for the period ended September 30, 2002. The limited waiver set forth herein shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification
(i) of any other term or condition of the Agreement or (ii) of any other period other than the period specifically prescribed herein, or (b) prejudice any right or remedy which Lender may now or in the future have under or in connection with the Agreement.

        5. NO DEFAULTS. Borrowers hereby affirm to Lender that, other than the UMC Default, no Event of Default has occurred and is continuing as of the date hereof.

        6. CONDITIONS PRECEDENT.

                (a) The effectiveness of this Amendment is expressly conditioned upon the receipt by Lender of an executed copy of this Amendment.



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                (b) No amendment fee shall be charged to Borrowers' loan account in connection with this Amendment.

        7. COSTS AND EXPENSES. Borrowers shall pay to Lender all of Lender's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

        8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

        9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

   [the remainder of this page left blank intentionally; signatures to follow]



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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                          CONGRESS FINANCIAL CORPORATION
                                          (WESTERN),
                                          a California corporation


                                          By:    /s/ Jeffrey Scott
                                             -----------------------------------
                                          Name:      Jeffrey Scott
                                                --------------------------------
                                          Title:     V.P.
                                                --------------------------------


                                          SENSORY SCIENCE CORPORATION,
                                          a Delaware corporation


                                          By:    /s/ Marcus Smith
                                             -----------------------------------
                                          Name:      Marcus Smith
                                               ---------------------------------
                                          Title:     CFO
                                                --------------------------------


                                          CALIFORNIA AUDIO LABS, LLC,
                                          a California limited liability company


                                          By:    /s/ Marcus Smith
                                             -----------------------------------
                                          Name:      Marcus Smith
                                               ---------------------------------
                                          Title:     CFO
                                                --------------------------------



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        Each of the undersigned has executed a continuing guaranty (each, individually, a "Guaranty") in favor of CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Lender"), respecting the obligations of SENSORY SCIENCE CORPORATION, a Delaware corporation ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", and collectively, jointly and severally, with Sensory, the "Borrowers") owing to Lender. Each of the undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Guaranty remains in full force and effect; nothing in such Guaranty obligates Lender to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                          SONICBLUE INCORPORATED,
                                          a Delaware corporation


                                          By:    /s/ Marcus Smith
                                             -----------------------------------
                                          Name:      Marcus Smith
                                               ---------------------------------
                                          Title:     CFO
                                                --------------------------------


                                          SENSORY SCIENCE CORPORATION,
                                          a Delaware corporation


                                          By:    /s/ Marcus Smith
                                             -----------------------------------
                                          Name:      Marcus Smith
                                               ---------------------------------
                                          Title:     CFO
                                                --------------------------------


                                          CALIFORNIA AUDIO LABS, LLC,
                                          a California limited liability company


                                          By:    /s/ Marcus Smith
                                             -----------------------------------
                                          Name:      Marcus Smith
                                               ---------------------------------
                                          Title:     CFO
                                                --------------------------------